1 Empowering Enthusiasts Worldwide + June 30, 2026 Empowering The Outdoor Enthusiast Experience Together NYSE:LCIINASDAQ:PATK +

2 Empowering Enthusiasts Worldwide + Important Information About the Proposed Transaction and Where to Find it In connection with the proposed transaction between LCI Industries (“LCI”) and Patrick Industries (“Patrick”), LCI and Patrick intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including, among other filings, a Patrick registration statement on Form S-4 that will include a joint proxy statement of LCI and Patrick that also constitutes a prospectus of Patrick with respect to shares of Patrick’s common stock to be issued in the proposed transaction, and a definitive joint proxy statement/prospectus, which will be mailed to stockholders of LCI and Patrick (the “Joint Proxy Statement/Prospectus”). LCI and Patrick may also file other documents with the SEC regarding the proposed transaction. This presentation is not a substitute for the Joint Proxy Statement/Prospectus or any other document which LCI and Patrick may file with the SEC. INVESTORS AND SECURITY HOLDERS OF LCI AND PATRICK ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement and the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by LCI and Patrick through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by LCI will be available free of charge on LCI’s website at lippert.com under the tab “Investors” and under the heading “Financials” and subheading “SEC Filings.” Copies of the documents filed with the SEC by Patrick will be available free of charge on Patrick’s website at patrickind.com under the tab “Investors” and under the heading “SEC Filings.” Certain Information Regarding Participants LCI, Patrick and their respective directors and executive officers may be considered participants in the solicitation of proxies from the stockholders of each of LCI and Patrick in connection with the proposed transaction. Information about the directors and executive officers of LCI and their ownership of LCI common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 26, 2026 (the “LCI 2025 10-K”) and its proxy statement for its 2026 annual meeting, which was filed with the SEC on March 27, 2026. Information about the directors and executive officers of Patrick and their ownership of Patrick common stock is set forth in its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 19, 2026 (the “Patrick 2025 10-K”) and its proxy statement for its 2026 annual meeting, which was filed with the SEC on March 30, 2026. To the extent holdings of LCI’s or Patrick’s securities by its directors or executive officers have changed since the amounts set forth in such filings, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC on: (1) March 31, 2026, March 31, 2026, April 1, 2026, April 20, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 13, 2026, May 14, 2026, June 5, 2026, June 5, 2026, June 5, 2026 and June 5, 2026, with respect to directors and executive officers of LCI, (2) May 6, 2026, May 6, 2026, May 6, 2026, May 6, 2026, May 6, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 18, 2026, May 21, 2026, May 28, 2026, June 11, 2026 and June 24, 2026, with respect to directors and executive officers of Patrick and (3) other filings made from time to time with the SEC. Information about the directors and executive officers of LCI and Patrick, including a description of their direct or indirect interests, by security holdings or otherwise, and other information regarding the potential participants in the proxy solicitations, which may be different than those of LCI’s stockholders and Patrick’s stockholders generally, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from LCI’s or Patrick’s website as described above. No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering or sale of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

3 Empowering Enthusiasts Worldwide + Forward-Looking Statements Information in this presentation, other than statements of historical facts, may constitute forward-looking statements, for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. These statements include, but are not limited to, statements about the benefits of the proposed transaction between LCI and Patrick, including future financial and operating results (including the anticipated impact of the transaction on LCI’s and Patrick’s respective earnings), statements related to the expected timing of the completion of the transaction, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “targets,” “scheduled,” “plans,” “intends,” “goal,” “anticipates,” “expects,” “believes,” “forecasts,” “outlook,” “estimates,” “potential,” or “continue” or negatives of such terms or other comparable terminology, but not all forward-looking statements include such identifying terminology. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of LCI or Patrick to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to each party’s business as a result of the announcement and pendency of the transaction, (3) the risk that the integration of each party’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate as a result of unexpected factors or events, (4) the failure to obtain the necessary approvals by the stockholders of LCI or Patrick, (5) the ability by each of LCI and Patrick to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction, (6) reputational risk and the reaction of each party’s customers, suppliers, employees or other business partners to the transaction, (7) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (8) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (9) risks related to management and oversight of the expanded business and operations of the combined company due to the increased size and complexity, (10) the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the transaction or the size, scope and complexity of the combined company’s business operations, (11) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against LCI, Patrick or the combined company before or after the transaction, and (12) general competitive, economic, political and market conditions and other factors that may affect future results of LCI and Patrick. Additional factors which could affect future results of LCI and Patrick can be found in the LCI 2025 10-K, under the captions “Special Note Regarding Forward-Looking Statements” and “Risk Factors” and LCI’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and the Patrick 2025 10-K, under the captions “Information Concerning Forward-Looking Statements” and “Risk Factors” and Patrick’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. LCI and Patrick disclaim any obligation and do not intend to update or revise any forward-looking statements contained in this presentation, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by federal securities laws. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, which are not intended to be considered in isolation or as a substitute for comparable GAAP financial measures. While management believes that these non-GAAP financial measures provide meaningful information to help stockholders understand the anticipated strategic and financial benefits of the proposed transaction, there are limitations associated with the use of these non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

4 Empowering Enthusiasts Worldwide + Today’s Presenters Andy Nemeth Chief Executive Officer Johnny Sirpilla Interim Chief Executive Officer Todd Cleveland Chairman of the Board

5 Empowering Enthusiasts Worldwide + Premier Engineering and Component Solutions Platform Serving the Global Outdoor Recreation Ecosystem and Adjacent Markets Transformational Combination

6 Empowering Enthusiasts Worldwide + Amplifying Strengths to Go Further, Faster…and Better $3.9B Revenue $446M Adj. EBITDA 10,000+ Employees 250+ Facilities 85+ Brands $4.2B Revenue $422M Adj. EBITDA 12,300+ Employees 100+ Facilities 25+ Brands Note: Figures as of LTM Q1-2026 period; 1 Free cash flow defined as operating cash flow less CapEx Integrated design-to-delivery architect and component solutions provider for outdoor enthusiasts A leading supplier of engineered components to the outdoor recreation, housing and transportation markets around the world $194M FCF1 $202M FCF1

7 Empowering Enthusiasts Worldwide + Dynamic Combination Uniting and Empowering The Outdoor Enthusiast Experience Deep customer partnerships enable enhanced value and co-innovation across the product lifecycle Complementary, customer-focused solutions across strategically-adjacent end markets Resilient financial profile with robust cash flow generation and balance sheet flexibility Shared culture of innovation & excellence drive enhanced consumer experience Expanded aftermarket channel access and distribution networks Deep customer partnerships enable enhanced value and co-innovation across the product lifecycle Meaningful $150M+ synergy opportunity provides compelling value for shareholders and customers Diversified, best of breed outdoor recreation component solutions provider Well-positioned to invest and deliver durable organic and inorganic growth

8 Empowering Enthusiasts Worldwide + Transaction Overview +

9 Empowering Enthusiasts Worldwide + Transaction Structure ⚫ Patrick Industries (“Patrick”) and LCI Industries (“LCI” or “Lippert”) to combine in all-stock merger ⚫ Combined equity value of ~$5.6B and enterprise value of ~$7.7B at announcement1 Shareholder Consideration ⚫ Pro forma ownership of 52% Patrick shareholders and 48% LCI shareholders ⚫ LCI shareholders to receive 1.2440 shares of Patrick common shares for each LCI common share owned Leadership and Governance ⚫ Andy Nemeth to become CEO of the combined company ⚫ Todd Cleveland will serve as Chair of the Board; Johnny Sirpilla will serve as Vice Chair of the Board ⚫ Post-closing, Board of Directors of the combined company will consist of 6 members designated by Patrick and 6 members designated by LCI ⚫ Additional executive management positions to be named as part of integration process Financial Impact ⚫ Pro forma revenue2 of $8.1B+ and adj. EBITDA of $1.0B3 ⚫ Pro forma adj. free cash flow4 of $508M ⚫ $150M+ of run-rate cost synergies expected to be achieved within 3 years of closing ⚫ Transaction expected to be accretive to Adj. EPS in Year 1 ⚫ Expected pro forma net leverage ratio of 2.1x5, below target net leverage ratio of 2.25x – 2.50x ⚫ Pro forma company expected to maintain a balanced capital return framework, including dividends and share repurchases Approval and Closing ⚫ Transaction unanimously approved by Boards of Directors from both companies ⚫ Expected to close 1H 2027, subject to satisfaction of customary closing conditions, including regulatory approvals and Patrick and LCI shareholder approval Transaction Overview Source: Factset; Market data as of 06/29/2026. Note: 1 Equity value calculated as Patrick equity value plus LCI equity value. Enterprise value calculated as pro forma equity value plus latest reported net debt figures; 2 Calculated as Patrick plus LCI LTM Q1-2026 revenue; 3 Includes $150M run-rate cost synergies; 4 Free cash flow defined as operating cash flow less CapEx, inclusive of $150M run-rate cost synergies taxed at 25%; 5 Figure represents current net debt balance and adj. EBITDA for pro forma company including $150M of cost synergies

10 Empowering Enthusiasts Worldwide + 6 / 6 12 Directors total, with 6 designated by Patrick and 6 designated by LCI One Leadership Team Additional executive management positions to be named as part of integration process Post-Merger Governance Structure Chair of the Board Board Composition Johnny Sirpilla Interim CEO and Member of the Board of LCI Industries Vice Chair of the Board Todd Cleveland Former Chair and Current Member of the Board of Patrick Industries CEO Andy Nemeth Current Chair & CEO of Patrick Industries Executive Management

11 Empowering Enthusiasts Worldwide + Elevates the outdoor enthusiast experience through enhanced innovation, collaboration and expanded aftermarket component access Delivering Value for All Stakeholders Enhances Ability to Serve Customers Unifies a high-performing talent engine, anchored in a shared customer-centric culture and a better employee experience that sets us apart Compelling Proposition For Employees Strengthens our communities by creating jobs, fueling local economic growth, and actively supporting where our team members live and work Champion For Communities Delivers cost-effective solutions to customers, uniting complementary capabilities, purposeful R&D, and operational efficiencies to pass real savings through to the customers and consumers we serve Improves the Consumer Experience Compelling Shareholder Value Creation Unlocks $150M+ in identified run-rate cost synergies, strengthens balance sheet and free cash flow, and enhances strategic flexibility and shareholder returns +

Strategic Combination to Drive Future Performance

STRATEGIC GOALS

PATRICK + LIPPERT

Outdoor & Housing Enthusiasts

1 **SOLUTIONS ORIENTED**
Component solutions provider to the Outdoor Enthusiast, housing, transportation, and automotive markets

2 **OPTIMIZE CAPITAL ALLOCATION**
Prioritize accretive strategic opportunities, balanced share repurchases and dividend policy, investment in automation and innovation, and optimized leverage

3 **DRIVE AFTERMARKET**
Expand end-user connectivity, accelerate innovation velocity, and broaden revenue diversification

4 **INCREASE SHAREHOLDER VALUE**
Drive synergies, technological innovation, brand value, and accretive margins

REVENUE MIX

Outdoor Enthusiast
Housing, Transportation & Other

2025 PRO FORMA


27%
Aftermarket
16%
73%

STRATEGIC VISION


Aftermarket
~20-25%

STRUCTURE & STRATEGY

Integrated Leadership Model	Brand-First Strategy
Technological Innovation	Humble Servant to Customers & Consumers

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13 Empowering Enthusiasts Worldwide + Business Overview +

Accelerates Growth Across Strategically Diversified Outdoor Verticals and Channels



RECREATIONAL VEHICLE
~50% Revenue
TRUCK & ADVENTURE OFF-ROAD
~6% Revenue
POWERSPORTS
~5% Revenue
HOUSING
~17% Revenue
MARINE
~12% Revenue
TRANSPORTATION¹
~10% Revenue
~$6B FROM OUTDOOR ENTHUSIAST MARKETS
$8.1B+
Combined
Revenue

Meaningfully increases pro forma aftermarket revenue to ~$1.3B across end markets

Note: Pie chart represents 2025A pro forma revenue mix; [1] Represents buses, trailers, commercial vehicles and rail

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15 Empowering Enthusiasts Worldwide + Complementary Solutions Built to Serve Customers, Powered by a Shared Commitment to Innovation and Excellence Complementary Talent and Industry Insights Deep Pipeline of Customer-Centric Solutions Empower Customers to Bring Ideas to Life Unified Innovation Platform and Enhanced Capabilities Furniture & Interiors Structural & Exterior Power & Energy Solutions Plumbing & Water Systems Electrical & Technology Hardware & Components Accessories & Aftermarket CUSTOMER-FIRST SOLUTIONS DRIVEN INNOVATION-LED QUALITY FOCUSED COMPLEMENTARY PRODUCTS. ENDLESS SOLUTIONS. Greater combined resources enables faster speed to market, reduced development costs, and innovative, accessible and affordable solutions – so our customers can build better products at prices that work for the end consumer

Expansive Breadth Across Diverse End Markets to Deliver Adjacent Solutions

ADJACENT MARKETS. COMPLETE SOLUTIONS.

Diversified End-Market Exposure	Expanded Addressable Market	Strengthened Through-Cycle Resilience	Enhanced Cross-Sell Opportunities

TRUCK & ADVENTURE OFF-ROAD

High-quality components to meet truck & adventure off-road enthusiast demands



- Towing Systems
- Running Boards and Steps
- Grille Guards
- Cargo Management Systems
- Light Bars and Work Lights

POWERSPORTS

Innovative components powering off-road adventures from ATVs to motorcycles



- Integrated Door Systems
- Audio and Electronics
- Windshield & Wiper Systems
- Roofs and Canopies
- Rear Panels and Fender Flares

HOUSING

Interior and exterior components for residential manufactured housing and other industrial markets



- Appliances
- Flooring and Interior Finishes
- Kitchen, Bath, Plumbing
- Wiring and Electrical
- Walls and Framing Systems
- Windows
- Chassis

TRANSPORTATION

Advanced components for buses, transit, trailers, and other commercial applications



- Climate Control Systems
- Chassis and Suspension
- Electrical Components
- Windows and Glass
- Bi-Fold and Rear Exit Doors
- Seating

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Attractive Aftermarket with Significant Growth Opportunity

PATRICK

$386M
Aftermarket Revenue


PATRICK
~30%
~$1.3B
Combined
Aftermarket
Revenue
LiPPERT
~70%

LiPPERT

$948M
Aftermarket Revenue

Strategic diversification with enhanced aftermarket presence

STRUCTURAL ADVANTAGES OF THE AFTERMARKET CHANNEL

- **Expanded customer connectivity and touchpoints accelerates innovation velocity**
- **Broader revenue diversification and improved demand stability decoupled from OEM production cycles**
- **Improved economics and capital efficiency drive savings, enabling reinvestment in product quality, competitive pricing and the long-term health of our customers**

LEADING AFTERMARKET BRANDS TRUSTED BY DEALERS, INSTALLERS AND CONSUMERS

ALPHA SYSTEMS · ARIES · CURT · LEWMAR · RANCH HAND · RECPRO · Rockford Fosgate · SeaDek Marine Products · FURRION · SEADOG LINE · TACO Marine · Taylor Made

⊕ **More**

Strengthened distribution footprint, go-to-market capabilities and integrated solutions portfolio accelerates aftermarket channel growth

Note: Aftermarket revenue figures as of LTM Q1-2026

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18 Empowering Enthusiasts Worldwide + MARKET UPCYCLE PRODUCT AND SOLUTION INNOVATION AFTERMARKET EXPANSION STRATEGIC FLEXIBILITY CATEGORY EXTENSION Added cash flows and a stronger balance sheet expands capacity to invest in growth opportunities Strengthened resources to spur new product development and speed to market Enhanced aftermarket channel to improve earnings stability and growth opportunities Accelerated ability to compound expected OEM volume recovery with diversified portfolio supporting through- cycle resiliency Deepening of solutions within complementary and compelling outdoor enthusiast categories Catalyzes Ability to Execute on Growth Initiatives 1 2 3 4 5 Continued commitment to shareholder returns through prudent share repurchase and dividend policy

19 Empowering Enthusiasts Worldwide + Financial Overview +

20 Empowering Enthusiasts Worldwide + Value Enhancing Combined Financial Profile and Balance Sheet REVENUE ADJ. EBITDA1 ADJ. EBITDA MARGIN % FREE CASH FLOW2 NET LEVERAGE RATIO $446M $3,945M 11.3% 2.8x4 $194M $422M $4,167M 10.1% 1.9x $202M $150M $113M3 $1,018M $8,111M 12.6% 2.1x5 $508M Presented figures are LTM Q1-2026 actuals; 1 Adj. EBITDA as presented is burdened by stock-based compensation expense; 2 Free cash flow defined as operating cash flow less CapEx; 3 After-tax free cash flow from synergies (assumes 25% tax rate); 4 Calculated in accordance with credit agreement; 5 Figure represents current net debt balance and adj. EBITDA for pro forma company including $150M of cost synergies EST. COST SYNERGIES PRO FORMA

Synergies Drive Compelling Shareholder Value Creation

Cost Synergy Value Breakdown



~50%
G&A
$150M
Annual Run-Rate Cost Synergies[1]
~30%
Facilities
~20%
Procurement

Accretive to Adj. EPS in **Year 1** with expected synergies fully realized by **Year 3**

Key Areas of Opportunity

Procurement	Facilities	G&A
Combined purchasing efficiencies on key inputs	Supply chain & logistics optimization	Public company cost savings
Optimized volume and rebate terms	Streamlined warehousing and distribution	Corporate function optimization
Harness standardized sourcing across direct materials and indirect spend	Deploy best-in-class operational playbook	Optimize shared services and technologies

Procurement and supply chain efficiencies position us to offer customers more competitive pricing and enhanced value, reflecting our commitment to growing alongside the partners who choose us

Anticipate synergy realization to commence promptly after closing

[1] Cash costs to achieve are one-time and expected to be ~1x run-rate synergies

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22 Empowering Enthusiasts Worldwide + Combined Company is Well-Positioned Within Recovering Market Dynamics 1 Based on data published by the RV Industry Association (RVIA); 2 Company estimates based on data published by National Marine Manufacturers Association (NMMA) Organizational Strength Combined platform enhances delivery of comprehensive, high-quality solutions, enabling customers to bring compelling, affordable products to market Compelling Platform Created at an Attractive Market Inflection Point Attractive Market Dynamics End markets at or near cyclical troughs create an attractive backdrop to execute on combination benefits and accelerate upside opportunities Aftermarket Advantage Combined aftermarket channel access creates revenue that better weathers peak-to-trough market conditions 290 390 Last 3-Year Cyclical Trough Average 10-Year Mid-Cycle Average ~400 – 425K Last 3-Year Cyclical Trough Average 10-Year Mid-Cycle Average ~180 – 200K ~150 – 160K RV Industry Wholesale Shipments1 Units in thousands Marine Industry Wholesale Shipments2 Units in thousands Diversified platform is well-positioned to benefit from market tailwinds and through-cycle resiliency ~320K – 330K

23 Empowering Enthusiasts Worldwide + Q&A +

24 Empowering Enthusiasts Worldwide + Continued Commitment to Building Stronger Communities

25 Empowering Enthusiasts Worldwide + Patrick Investor Contact Steve O’Hara irrequests@patrickind.com LCI Investor Contact Lillian Etzkorn investors@LCI1.com

26 Empowering Enthusiasts Worldwide + ($ in thousands) Full year 12/31/2025 Three months ended 03/29/2026 Three months ended 03/30/2025 LTM 03/29/2026 Net income $ 135,056 $ 39,480 $ 38,238 $ 136,298 Depreciation & Amortization 170,212 42,777 42,646 170,343 Interest expense, net 74,507 18,388 19,112 73,783 Income taxes 42,006 6,854 8,219 40,641 EBITDA $ 421,781 $ 107,499 $ 108,215 $ 421,065 Acquisition related fair-value inventory step-up 571 - - 571 Acquisition related transaction costs 64 - 64 - Legal settlement 24,420 - - 24,420 Loss (gain) on sale of property, plant and equipment 2,143 (155) 2,042 (54) Adjusted EBITDA $ 448,979 $ 107,344 $ 110,321 $ 446,002 Cash flows from operating activities $ 329,414 $ (14,008) $ 40,077 $ 275,329 Purchases of property, plant and equipment (82,921) (18,926) (20,171) (81,676) Free cash flow $ 246,493 $ (32,934) $ 19,906 $ 193,653 Appendix: Patrick Industries Non-GAAP Financial Measures In addition to reporting financial results in accordance with U.S. GAAP, the Company also provides financial metrics, such as net leverage ratio, content per unit, free cash flow, earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted net income, adjusted diluted earnings per share ("adjusted diluted EPS"), adjusted operating margin, adjusted EBITDA margin and available liquidity, which we believe are important measures of the Company's business performance. These metrics should not be considered alternatives to U.S. GAAP. Our computations of net leverage ratio, content per unit, free cash flow, EBITDA, adjusted EBITDA, adjusted net income, adjusted diluted EPS, adjusted operating margin, adjusted EBITDA margin and available liquidity may differ from similarly titled measures used by others. We calculate EBITDA by adding back depreciation and amortization, net interest expense, and income taxes to net income. We calculate adjusted EBITDA by taking EBITDA and adding loss on extinguishment of debt, legal settlement, loss on sale of property, plant and equipment, acquisition related transaction costs, acquisition related fair-value inventory step-up adjustments and subtracting out the gain on sale of property, plant and equipment. We calculate free cash flow by subtracting cash paid for purchases of property, plant and equipment from net cash provided by operating activities. You should not consider these metrics in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP.

27 Empowering Enthusiasts Worldwide + Appendix: LCI Industries Non-GAAP Financial Measures In addition to reporting financial results in accordance with U.S. GAAP, the Company has provided the non-GAAP performance measures of Adjusted EBITDA, Adjusted EBITDA as a percentage of net sales, adjusted net income, and adjusted net income per diluted common share to illustrate and improve comparability of its results from period to period. Adjusted EBITDA is defined as net income before interest expense, net, provision for income taxes, depreciation expense, amortization expense, loss on extinguishment of debt, gain on sale of real estate, restructuring costs, and executive separation costs during the three and twelve month periods ended December 31, 2025 and 2024. Adjusted net income is defined as net income adjusted for loss on extinguishment of debt, gain on sale of real estate, restructuring costs, and executive separation costs, and the related tax effects during the three month period ended March 31, 2026 and March 31, 2025, and twelve month periods ended December 31, 2025. The restructuring costs adjusted out of the non-GAAP measures relate to the closure of the Company's glass operations in Ireland. We calculate free cash flow by subtracting cash paid for purchases of property, plant and equipment from net cash provided by operating activities. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. These measures are not in accordance with, nor are they substitutes for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. ($ in thousands) Full year 12/31/2025 Three months ended 03/31/2026 Three months ended 03/31/2025 LTM 03/31/2026 Net income $ 188,250 $ 62,947 $ 49,438 $ 201,759 Interest expense, net 35,710 9,913 5,991 39,632 Provision for income taxes 66,819 22,299 17,835 71,283 Depreciation expense 67,055 16,350 16,663 66,742 Amortization expense 54,176 13,448 12,879 54,745 EBITDA $ 412,010 $ 124,957 $ 102,806 $ 434,161 Loss on extinguishment of debt 8,859 - 8,053 806 Loss (gain) on sale of property, plant and equipment (19,716) - - (19,716) Restructuring costs 3,900 - - 3,900 Executive separation costs 3,193 - - 3,193 Adjusted EBITDA $ 408,246 $ 124,957 $ 110,859 $ 422,344 Cash flows from operating activities $ 330,976 $ (33,459) $ 42,718 $ 254,799 Purchases of property, plant and equipment (52,644) (9,668) (9,038) (53,274) Free cash flow $ 278,332 $ (43,127) $ 33,680 $ 201,525

28 Empowering Enthusiasts Worldwide + In the Community Advancing the Outdoor Recreation Ecosystem Empowering Enthusiasts +